Exhibit 99.1

Yellow.ai, a Global Leader in Enterprise Agentic AI, to Go Public via $550 Million Merger with Bluerock Acquisition Corp. (Nasdaq: BLRK)

Transaction expected to create a U.S. publicly listed pure-play enterprise agentic AI platform

●	Category leader, deployed at scale today: Global enterprise agentic AI platform — 16 billion conversations annually, 650+ enterprise clients, $34M+ unaudited revenue last fiscal year.

●	Technology: Nexus runs on multiple AI models — not locked to one provider — and improves with every conversation. 135+ languages, 85+ countries, 100+ enterprise integrations.

●	Blue-chip backing: $100M+ raised from Lightspeed, Salesforce Ventures, Sapphire Ventures and WestBridge Capital.

●	Valuation: Transaction metrics imply a pro forma equity value of ~$550 million, assuming no redemptions by BLRK public shareholders. Includes $30 million of committed PIPE financing from institutional investors.

●	Long-term alignment: The founders and key management are investing their own capital in the PIPE, side by side with institutional investors.

SAN MATEO, Calif. and NEW YORK, N.Y. — August 3, 2026 — Yellow.ai, a global leader in enterprise agentic AI for service automation, and Bluerock Acquisition Corp. (Nasdaq: BLRK) (“Bluerock”), a publicly traded special purpose acquisition company, today announced a definitive Business Combination Agreement expected to take Yellow.ai public. At closing, the combined company will operate as Yellow.ai and trade on The Nasdaq Capital Market under the ticker “YAI.”

Delivering Enterprise Agentic AI at Scale Today

Yellow.ai was founded in 2016 by Raghu Ravinutala, Rashid Khan and Jaya Kishore Reddy on a single conviction — that enterprise software would evolve from tools that assist people to agents that do the work. A decade later, Yellow.ai has that thesis in production.

The founding partnership has since grown from three to five. The partners — an engineering-led group with roots at IIT and MIT — combine technical depth with operating and capital-markets experience. The original founders lead product and platform, Kaushik Bhaskar brings business process outsourcing(“BPO”) operating leadership, and Nand Sharma brings private-equity roll-up execution. Together, they supply the three capabilities a consolidation strategy requires.

Yellow.ai captures the hard-won expertise of an enterprise’s best people and turns it into AI agents that plan, act and resolve autonomously — across systems, channels and languages. Adoption validates the technology: enterprise accounts now make up over 70% of recurring revenue, reflecting the result of a deliberate shift toward large, durable contracts.

Voice is the fastest-growing frontier in enterprise contact centers. Nexus Vox delivers low-latency, human-like voice agents in 135+ languages and is Yellow.ai’s fastest-growing, most widely adopted product.

Why Yellow.ai Wins

A compounding data advantage: Every interaction improves the platform. Yellow.ai’s proprietary harness, context engine and multi-LLM orchestration sit above a commoditizing model layer — where the durable value accrues.

A truly global platform: 85+ countries, with enterprise deployments across North America, Europe, Asia-Pacific and the Middle East.

Industry recognition: Named a Strong Performer in The Forrester Wave™: Conversational AI Platforms for Customer Service, Q2 2026.

Positioned to Capitalize on a Significant Market Reallocation

Management believes the shift from human-delivered to AI-delivered customer experience will be one of the largest enterprise reallocations of the coming decade. This shift is centered on the BPO market, in which enterprises outsource customer-facing and back-office functions, such as customer support, technical support, finance and accounting and human resources, to specialized third-party providers in order to improve efficiency, reduce costs, and scale their operations.

Today the BPO market is a $384 billion, labor-intensive category where roughly 85% of customer-service calls are still answered by humans. By 2035 it is projected to reach $906 billion — with the AI agent sub-segment compounding from $12 billion to $295 billion, a ~43% CAGR.

Yellow.ai is built to capture that shift: organic growth, BPO roll-ups, and proprietary industry-specific AI models.

Founders’ Commentary

Raghu Ravinutala, CEO, named to the Top 50 SaaS CEOs (2023)

“Ten years ago we bet that enterprises would stop buying software that assists people and start deploying agents that do the work. That’s no longer a thesis — it’s in production: 16 billion conversations a year, across 135+ languages, inside some of the largest companies on earth. BPOs, with a large US market, mainly driven by humans, will move to agents that plan, act and resolve — and the platform enterprises trust to run it will define the category.”

Jaya Kishore Reddy, CPO, named to BW Businessworld’s 40 Under 40 (2022)

“The industry is moving to specialized models. Yellow.ai is positioned to build industry-leading IP trained on domain expertise, vertical by vertical.”

Rashid Khan, CMO & Head of IR, named to Forbes’ 30 Under 30 for Enterprise Technology (2022)

“Enterprise demand for AI is accelerating. This combination positions us to meet it.”

Kaushik Bhaskar, CEO – AI Services

“The CX industry is at an inflection point, and Yellow.ai has the technology, data and platform to lead it — a chance to build a category-defining company.”

Nand Sharma, President and Group CFO

“We pair enterprise AI software with proven operating expertise, so enterprises transform faster with better efficiency, quality and outcomes.”

Sponsor Commentary

Ramin Kamfar, Chairman and CEO of Bluerock Acquisition Corp.

“As some investors seek exposure to AI roll-up strategies, Yellow.ai is executing a consolidation strategy in a market we believe is ripe for operational optimization, growth trajectory, and margin expansion. Yellow.ai has built an enterprise-grade platform already operating at production scale across some of the world’s most demanding organizations. We’re excited to back the Yellow.ai team as they aim to consolidate this attractive and fragmented market and scale their agentic AI platform.”

Business Combination Structure to Accelerate Growth

The BCA has received unanimous approval from the Boards of Directors of both Bluerock and Yellow.ai. Completion of the Business Combination remains subject to customary closing conditions, including the requisite approval from Bluerock’s shareholders.

Under the terms of the BCA, the Business Combination values Yellow.ai at a pre-money valuation of approximately $300 million.

The Business Combination ascribes a pro forma equity value of approximately $550 million to the combined company. The Business Combination is expected to generate more than $200 million in gross proceeds, including:

•	Approximately $175 million of cash held in Bluerock’s trust account at closing (assuming no redemptions of Bluerock’s public shares); and

•	Approximately $30 million of committed PIPE financing from institutional investors.

Yellow.ai intends to use the proceeds from the transaction to accelerate investment in its agentic AI platform, expand enterprise sales across North America and Europe, and scale its global operations. The combined company also plans to deploy capital toward a disciplined M&A strategy focused on acquiring complementary BPO operators. Yellow.ai plans to transform acquired BPOs into AI-native operations powered by its AI platform.

In addition to the $30 million of committed PIPE financing, Yellow.ai may raise additional PIPE financing as part of this Business Combination. The Business Combination is expected to close in the second half of 2026, subject to customary closing conditions.

Advisors

Cantor Fitzgerald & Co. (“Cantor”) is acting as exclusive financial advisor to Yellow.ai. King & Spalding LLP is representing Cantor as legal counsel. Fox Rothschild LLP is representing Yellow.ai as legal counsel, and AUM Advisors is serving as communications counsel to Yellow.ai.

Bluerock Capital Markets, LLC and Brookline Capital Markets, A Division of Arcadia Securities, LLC are acting as capital markets advisors to Bluerock Acquisition Corp. Ashurst Perkins Coie US LLP is representing Bluerock Acquisition Corp. as legal counsel.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the Business Combination, Bluerock intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to Bluerock’s shareholders in connection with Bluerock’s solicitation for proxies for the vote by Bluerock’s shareholders in connection with the Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to Bluerock’s securityholders and Yellow.ai equity holders in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Bluerock will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Bluerock’s shareholders and other interested persons are advised to read, once available, the Registration Statement, the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, in connection with Bluerock’s solicitation of proxies for its extraordinary general meeting to be held to approve, among other things, the Business Combination, as well as other documents filed with the SEC in connection with the Business Combination, as these documents will contain important information about Bluerock, Yellow.ai, and the Business Combination. Securityholders of Bluerock and equityholders of Yellow.ai may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by Bluerock with the SEC that will or may be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Bluerock at Bluerock Acquisition Corp., 919 Third Avenue, New York, New York 10022. Additional information about the Business Combination, including a copy of the BCA, will be provided in Bluerock’s Current Report on Form 8-K. An investor deck will be filed together with Yellow.ai’s registration statement on Form S-4, which will include a document that serves as a proxy statement of Bluerock, referred to as a proxy statement / prospectus, each of which will be filed with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About Yellow.ai

Yellow.ai is a global leader in agentic AI for enterprise service automation. Built on a multi-LLM architecture and continuously trained on 16 billion+ conversations annually, the Yellow.ai platform helps enterprises unlock unparalleled efficiency across customer service and operations while significantly reducing operating costs. With a customer-centric approach and a team of experts focused on actionable outcomes for enterprises, their customers, and their employees, Yellow.ai continues to push the boundaries of what autonomous enterprise work can achieve.

For more information, visit www.yellow.ai.

About Bluerock Acquisition Corp.

Bluerock Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Bluerock may pursue an initial business combination in any business or industry. Bluerock’s units, Class A ordinary shares and warrants are currently trading on The Nasdaq Global Market under the symbols BLRKU, BLRK and BLRKW, respectively. Bluerock closed its initial public offering on December 12, 2025, and is headquartered in New York City.

For more information, visit https://bluerock.com/bluerock-acquisition-corp/. The content of Bluerock’s website is not incorporated into this press release.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable non-U.S. securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based upon current estimates and assumptions that, while considered reasonable by Yellow.ai and its management, and Bluerock and its management, as the case may be, are inherently uncertain.

These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding Yellow.ai’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding Yellow.ai’s ability to execute its business model and the expected financial benefits of such model; expectations regarding Yellow.ai’s ability to attract, retain and expand its customer base; Yellow.ai’s deployment of proceeds from capital raising business combinations; Yellow.ai’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; Yellow.ai’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting Yellow.ai’s markets; the successful consummation and potential benefits of the Business Combination and expectations related to its terms and timing; the stock exchanges on which the securities of the combined company are expected to trade; proceeds from the business combination; funds received by the combined company from Bluerock’s trust account and redemptions by Bluerock’s public shareholders; the expectation that Yellow.ai can and will maintain the compatibility of its platform with third-party applications that its customers use in their businesses; and the potential for Yellow.ai to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Yellow.ai and Bluerock. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the Business Combination, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: Yellow.ai’s expectations regarding future financial performance, capital requirements and economics; Yellow.ai’s use and reporting of business and operational metrics; Yellow.ai’s competitive landscape; Yellow.ai’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Yellow.ai’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Yellow.ai’s reliance on strategic partners and other third parties; Yellow.ai’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required shareholder and regulatory approvals for the Business Combination are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the Business Combination; the risk that shareholders of Bluerock could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the risk that the PIPE financings may not close or may close in an amount less than anticipated, which could adversely affect the combined company’s available capital and ability to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Yellow.ai or Bluerock; failure to realize the anticipated benefits of the Business Combination; the ability of Yellow.ai or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; and other factors described in Bluerock’s filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Bluerock or the combined company resulting from the Business Combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Yellow.ai nor Bluerock presently knows or that Yellow.ai and Bluerock currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Yellow.ai’s and Bluerock’s expectations, plans, or forecasts of future events and views as of the date of this press release. Yellow.ai and Bluerock anticipate that subsequent events and developments will cause Yellow.ai’s and Bluerock’s assessments to change. However, while Yellow.ai and Bluerock may elect to update these forward-looking statements at some point in the future, Yellow.ai and Bluerock specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Yellow.ai’s and Bluerock’s assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. An investment in Bluerock is not an investment in any of Bluerock’s founders or sponsors past investments, companies, or affiliated funds. The historical results of those investments are not indicative of future performance of Bluerock, which may differ materially from the performance of Bluerock’s founders or sponsors past investments.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent, or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale, or exchange of any securities of Yellow.ai or Bluerock in any jurisdiction where, or to any person to whom, such offer, sale, or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Participants in Solicitation

Bluerock, Yellow.ai, and certain of their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitations of proxies from Bluerock’s shareholders in connection with the Business Combination. More detailed information regarding those directors and executive officers and a description of their interests in Bluerock is contained in Bluerock’s filings with the SEC, including the registration statement on Form S-1 (File No. 333-291337), which was declared effective by the SEC on December 10, 2025, and which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Yellow.ai’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from Bluerock’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination, will be included in the Registration Statement when available.

Contacts

Media Contact:

Crocker Coulson, AUM Advisors

crocker.coulson@aumadvisors.com

+1 (646) 652-7185

Investor Contact:

Harrison Seideman

spac@bluerock.com

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